UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  June 22, 2004


                            UIL HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)


Connecticut                      1-15995                  06-1541045
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(State, or other jurisdiction    (Commission              (IRS Employer
of Incorporation)                File Number)             Identification No.)



157 Church Street, New Haven, Connecticut                 06506
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(Address of principal executive offices)                  (Zip Code)



Registrant's Telephone Number,
Including Area Code                                       (203) 499-2000
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                                   None
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(Former name or former address, if changed since last report)








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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Pursuant to a press release dated June 22, 2004, the Registrant announced that on June 22, 2004 it completed the sale of one of its indirect wholly owned subsidiaries, American Payment Systems, Inc. to CheckFree Corporation. A copy of the Registrant's press release is attached hereto as
Exhibit 99 and hereby incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits - The following exhibit is filed as part of this report:

99       Press release, dated June 22, 2004.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            UIL HOLDINGS CORPORATION
                            Registrant



Date:  6/22/04              By       /s/ Louis J. Paglia
        ------                ------------------------------------------
                                        Louis J. Paglia
                                    Executive Vice President
                                    and Chief Financial Officer




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                                  EXHIBIT INDEX


EXHIBIT                DESCRIPTION
------                 -----------

99                     Press Release dated June 22, 2004






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